CGM
CAPITAL
DEVELOPMENT
FUND

164th Quarterly Report
June 30, 2002

A No-Load Fund

[logo]  Investment Adviser
        CAPITAL GROWTH MANAGEMENT
        Limited Partnership

TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------
CGM Capital Development Fund decreased -3.5% during the second quarter of 2002 compared to a decline of -13.4% in the unmanaged Standard and Poor's 500 Index. For the first six months of the year, CGM Capital Development Fund increased 2.3% while the unmanaged S&P 500 Index decreased -13.2%.

Most vital signs point to a strengthening economy though the path to recovery looks more like a roller coaster than a straight road ahead. In the first quarter of the year, Gross Domestic Product (GDP) increased a sizzling 6.1%. For the second quarter, GDP expectations have dropped to a far more pedestrian 3% growth rate. Housing starts are strong, auto sales are solid and unemployment claims are down, but consumer confidence faded from 110 in May to 106 in June. Consumer spending is hardly robust even though its levels to begin with were barely affected by the slowdown. The business contraction that did occur took place in capital spending, much of it in the technology sector. Looking forward, we see no evidence that either technology or the telecommunication sector is poised for any sort of major upturn. In fact, it turns out that a lot of previously reported growth was overstated anyway.

The good news is the rate of recovery is ideal from the perspective of future inflation and interest rates even though it has investors already fretting about year-end corporate profits. At its June meeting, the Federal Reserve Board voted to leave rates unchanged at their current 40-year low, but not without adding the reassuring observation that "economic activity is continuing to increase." The ten-year government bond is holding steady, selling to yield 4.8%, which is about midpoint in the past year's range.

Equity prices are declining with a multitude of causes for the erosion of investor confidence appearing in the headlines daily. However, first and foremost, we believe the market was so generously valued at its high that the corrective process of restoring stock prices to longer term norms would have taken time anyway. Nonetheless, the constant media drumbeat of bankruptcies, creative accounting and restated lower earnings appear to be worrisome to investors focused on profit growth. Finally, the escalation of violence in the Middle East doesn't help. The S&P 500 Index is currently selling at about twenty times next year's earnings which is roughly in line with the rate of the ten-year government bond. One important fact to keep in mind relative to the equity market: there were two distinct markets on the way up--technology and everything else. During the decline of the past two years, there have been two markets as well. Companies with real earnings, selling at reasonable prices still exist and we believe we own a representative group of them.

CGM Capital Development Fund holds important positions in the housing and building materials, retail and health care services industries. The Fund's three largest holdings are the Ryland Group, Inc., NVR, Inc. and Tenet Healthcare Corporation.

                  /s/ Robert L. Kemp

                      Robert L. Kemp
                      President

July 1, 2002

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------


INVESTMENT PERFORMANCE
(unaudited)
-------------------------------------------------------------------------------

Total Return for Periods Ended June 30, 2002

                                        CGM CAPITAL
                                        DEVELOPMENT     THE FUND'S AVERAGE
                                           FUND         ANNUAL TOTAL RETURN
                                       -------------   ---------------------
10 Years ............................     +147.0%              +9.5%
 5 Years ............................       -8.0               -1.7
 1 Year .............................       -6.1               -6.1
 3 Months ...........................       -3.5                --

The percentage figures for the Fund are based upon the beginning net asset values of $24.00, $34.50, $20.94 and $20.38, respectively, and the June 30, 2002 net asset value of $19.66 per share assuming the reinvestment of income dividends, capital gains and paid-in capital distributions during such respective periods. These percentage figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The performance data contained in this report represent past performance, which is no guarantee of future results. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------

BOARD OF TRUSTEES

PETER O. BROWN
G. KENNETH HEEBNER
ROBERT L. KEMP
ROBERT B. KITTREDGE
LAURENS MACLURE
JAMES VAN DYKE QUEREAU, JR.
J. BAUR WHITTLESEY

OFFICERS

ROBERT L. KEMP, President
G. KENNETH HEEBNER, Vice President
LESLIE A. LAKE, Vice President and Secretary
KATHLEEN S. HAUGHTON, Vice President
MARTHA I. MAGUIRE, Vice President
W. DUGAL THOMAS, Vice President
MARY L. STONE, Assistant Vice President
FRANK N. STRAUSS, Treasurer

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP
Boston, Massachusetts 02110

TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102

SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266-8511

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------

The Fund is supervised by a board of trustees. The trustees and officers of the Fund, their ages, their principal occupations during the past five years, the number of CGM Funds they oversee, and other directorships they hold are set forth below. Unless otherwise noted below, the address of each trustee and officer is One International Place, Boston, Massachusetts 02110.

An asterisk in the table below identifies those trustees and officers who are "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended. Each trustee and officer of the Fund noted as an interested person is interested by virtue of that individual's position with Capital Growth Management Limited Partnership ("CGM"), the Fund's investment manager, as described in the table below.

The Statement of Additional Information for the Fund includes additional information about Fund trustees and is available, without charge, upon request by calling the CGM Marketing Department, toll free, at 800-345-4048.

                                                                                                                  NUMBER OF
                                                                                                                 FUNDS IN THE
                                                                                                                  CGM FUNDS
                                         POSITION HELD AND           PRINCIPAL OCCUPATION DURING PAST 5            COMPLEX
NAME, ADDRESS AND AGE                  LENGTH OF TIME SERVED         YEARS AND OTHER DIRECTORSHIPS HELD            OVERSEEN
---------------------                  ---------------------         ----------------------------------            --------
INTERESTED TRUSTEES
G. Kenneth Heebner*                   Trustee since 1993             Employee, CGM; Part Owner, Kenbob,                4
  age 61                                                             Inc. (managing partner of CGM)


Robert L. Kemp*                       Trustee since 1990             Employee, CGM; Part Owner, Kenbob,                4
  age 70                                                             Inc. (managing partner of CGM)


DISINTERESTED TRUSTEES

Peter O. Brown                        Trustee since 1993             Counsel (formerly, Partner), Harter,              4
  age 61                                                             Secrest & Emery LLP (law firm);
                                                                     Trustee, TT International U.S.A.
                                                                     Master and Feeder Trusts (four mutual
                                                                     funds)


Robert B. Kittredge                   Trustee since 1990             Retired; formerly Trustee, New                    4
  age 81                                                             England Zenith Fund


Laurens MacLure                       Trustee since 1990             Retired; formerly President and Chief             4
  age 77                                                             Executive Officer, New England
                                                                     Deaconess Hospital; formerly Trustee,
                                                                     New England Zenith Fund; formerly
                                                                     Director, Massachusetts Blue Cross/
                                                                     Blue Shield


James Van Dyke Quereau, Jr.           Trustee since 1993             Managing Partner, Stratton Management             4
  age 53                                                             Company; Director, Semper Trust Co.


J. Baur Whittlesey                    Trustee since 1990             Member, Ledgewood Law Firm, P.C.                  4
  age 55

OFFICERS
G. Kenneth Heebner*                   Vice President since 1990      Employee, CGM; Part Owner, Kenbob,                4
  age 61                                                             Inc. (managing partner of CGM)


Robert L. Kemp*                       President since 1990           Employee, CGM; Part Owner, Kenbob,                4
  age 70                                                             Inc. (managing partner of CGM)


Kathleen S. Haughton*                 Vice President since 1992      Employee - Vice President, Investor               4
  age 42                                                             Services Division, CGM
  address:
  222 Berkeley Street,
  Boston, Massachusetts
  02116

Leslie A. Lake*                       Vice President and Secretary   Employee - Office Administrator, CGM              4
  age 57                              since 1990

Martha I. Maguire*                    Vice President since 1994      Employee - Funds Marketing, CGM                   4
  age 46

Mary L. Stone*                        Assistant Vice President       Employee - Assistant Vice President,              4
  age 57                              since 1990                     Portfolio Transactions, CGM

Frank N. Strauss*                     Treasurer since 1992           Employee - Chief Financial Officer,               4
  age 41                                                             CGM
  address:
  222 Berkeley Street,
  Boston, Massachusetts
  02116

W. Dugal Thomas*                      Vice President since 1992      Employee - Director of Marketing, CGM             4
  age 65

                                                 CGM CAPITAL DEVELOPMENT FUND
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                   25 YEAR INVESTMENT RECORD
                                         DECEMBER 31, 1976 -- JUNE 30, 2002 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1976
------------------------------------------------------------------------------------------------------------------------------
                  -- AND HAD TAKEN ALL DIVIDENDS                   OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                     AND DISTRIBUTIONS IN CASH                        GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
              ----------------------------------------------------------------------------------------------------------------
                                 During the Year
                              You Would Have Received                                            Which Would Represent
                            ----------------------------                                  ------------------------------------
                                                                    The Value of                             A Cumulative
                 The Net                                            Your Original                                Change
               Asset Value    Per Share      Per Share               Investment               An                Expressed
     On          of Your    Capital Gains     Income                   At Each               Annual          As An Index With
  December    Shares Would  Distributions    Dividends                Year End            Total Return         December 31,
     31         Have Been        of             of                 Would Have Been             of              1976 = 100.0
------------------------------------------------------------------------------------------------------------------------------
    1976         $10.98          --                                                                                100.0
    1977          10.74          --            $0.18                   $ 10.91               -    0.6%              99.4
    1978          13.05          --             0.27                     13.63               +   24.9              124.2
    1979          16.20          --             0.35                     17.36               +   27.4              158.2
    1980          20.50        $ 1.65*          0.36                     24.81               +   42.9              226.1
    1981          17.34          3.38           0.36                     25.93               +    4.5              236.3
    1982          24.88          2.88           0.41                     46.39               +   78.9              422.7
    1983          25.21          2.50           0.47                     53.63               +   15.6              488.6
    1984          17.28          6.15           0.11                     49.23               -    8.2              448.5
    1985          25.02          --             0.18                     71.97               +   46.2              655.7
    1986          23.12          7.46           0.16                     92.41               +   28.4              841.9
    1987          16.56         10.09           0.14                    107.10               +   15.9              975.8
    1988          15.87          0.02           0.62                    106.78               -    0.3              972.9
    1989          18.37          --             0.34                    125.89               +   17.9             1147.0
    1990          18.53          --             0.10                    127.65               +    1.4             1163.1
    1991          25.80         11.07*          0.06                    254.15               +   99.1             2315.7
    1992          27.43          2.68*          0.20                    298.63               +   17.5             2720.9
    1993          27.71          7.51           0.07                    384.34               +   28.7             3501.8
    1994          20.58          0.71           0.07                    296.33               -   22.9             2699.9
    1995          27.33          1.68           0.02                    418.12               +   41.1             3809.6
    1996          29.08          5.87           0.07                    535.61               +   28.1             4880.1
    1997          26.96          9.08           --                      663.62               +   23.9             6046.4
    1998          24.95          4.19           0.11                    720.03               +    8.5             6560.3
    1999          26.20          0.56           0.11                    775.47               +    7.7             7065.4
    2000          25.12          --             0.10                    746.00               -    3.8             6796.9
    2001          19.21          --             --                      570.69               -   23.5             5199.6
2002 (6/30)       19.66          --             --                      583.82               +    2.3             5319.2
                                -----          -----                                           ------
   Totals                      $77.48          $4.86                                         + 5219.2
------------------------------------------------------------------------------------------------------------------------------
    *Includes $0.09, $0.02 and $0.02 per share distributed from paid-in capital.
------------------------------------------------------------------------------------------------------------------------------
The performance data contained in this report represent past performance, which is no guarantee of future results. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and the principal value of an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than the original cost.

                                  CGM CAPITAL DEVELOPMENT FUND
-----------------------------------------------------------------------------------------------
INVESTMENTS AS OF JUNE 30, 2002
(unaudited)
COMMON STOCKS -- 99.9% OF TOTAL NET ASSETS
                                                                    SHARES         VALUE(a)
                                                                    ------         --------
AEROSPACE/DEFENSE -- 1.7%
General Dynamics Corportion ................................           55,000      $  5,849,250
                                                                                   ------------
BASIC MATERIALS -- 1.8%
Corus Group plc (b)(c) .....................................          507,700         6,442,713
                                                                                   ------------
DRUGS -- 5.3%
AmerisourceBergen Corporation ..............................          245,000        18,620,000
                                                                                   ------------
HEALTH CARE SERVICES -- 13.4%
HCA, Inc. ..................................................          485,000        23,037,500
Tenet Healthcare Corporation (b) ...........................          330,000        23,611,500
                                                                                   ------------
                                                                                     46,649,000
                                                                                   ------------
HOUSING AND BUILDING MATERIALS -- 27.5%
Beazer Homes USA, Inc. (b) .................................          147,000        11,760,000
D.R. Horton, Inc. ..........................................          444,900        11,580,747
Lennar Corporation .........................................          270,000        16,524,000
NVR, Inc. (b) ..............................................           85,000        27,455,000
Ryland Group, Inc. .........................................          580,000        28,855,000
                                                                                   ------------
                                                                                     96,174,747
                                                                                   ------------
INSURANCE -- 5.6%
RenaissanceRe Holdings Ltd. ................................          531,000        19,434,600
                                                                                   ------------
LEISURE -- 4.8%
Polaris Industries, Inc. ...................................          260,600        16,939,000
                                                                                   ------------

MANAGED HEALTHCARE -- 8.5%
Anthem, Inc. (b) ...........................................          220,000        14,845,600
UnitedHealth Group Incorporated (b) ........................          105,000         9,612,750
WellPoint Health Networks, Inc. (b) ........................           65,000         5,057,650
                                                                                   ------------
                                                                                     29,516,000
                                                                                   ------------
RETAIL -- 16.5%
AutoNation, Inc. (b) .......................................        1,095,000        15,877,500
Dollar General Corporation .................................          420,000         7,992,600
Michaels Stores, Inc. (b) ..................................          345,000        13,455,000
Ross Stores, Inc. ..........................................          500,000        20,375,000
                                                                                   ------------
                                                                                     57,700,100
                                                                                   ------------
STEEL -- 9.5%
Companhia Siderurgica National Sponsored ADR (b)(c) ........          484,900         7,680,816
Nucor Corporation ..........................................          257,000        16,715,280
United States Steel Corporation ............................          440,000         8,751,600
                                                                                   ------------
                                                                                     33,147,696
                                                                                   ------------
TEXTILE AND APPAREL -- 5.3%
Mohawk Industries, Inc. (b) ................................          300,000      $ 18,459,000
                                                                                   ------------
TOTAL COMMON STOCKS (Identified Cost $290,232,935) ..........................       348,932,106
                                                                                   ------------

SHORT-TERM INVESTMENT -- 0.4%
                                                                  FACE AMOUNT
                                                                  -----------
   American Express Credit Corporation, 1.87%, 7/01/02 (Cost
     $1,305,000) ...........................................       $1,305,000         1,305,000
                                                                                   ------------

TOTAL INVESTMENTS -- 100.3% (Identified Cost $291,537,935)(d) ...............       350,237,106
    Cash and Receivables ....................................................         4,099,690
    Liabilities .............................................................        (5,042,345)
                                                                                   ------------
TOTAL NET ASSETS -- 100.0% ..................................................      $349,294,451
                                                                                   ============

(a) See Note 1A.
(b) Non-income producing security.
(c) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(d) Federal Tax Information: At June 30, 2002 the net unrealized appreciation on investments based on cost of $291,537,935 for Federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments in which there
      is an excess of value over tax cost ...................................      $ 65,523,797
    Aggregate gross unrealized depreciation for all investments in which there
      is an excess of tax cost over value ...................................        (6,824,626)
                                                                                   ------------
    Net unrealized appreciation .............................................      $ 58,699,171
                                                                                   ============

                         See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------

STATEMENT OF
ASSETS AND LIABILITIES

June 30, 2002
(unaudited)

ASSETS
  Investments at value
    (Identified cost -- $291,537,935) .......................      $350,237,106
  Cash ......................................................             1,288
  Receivable for:
    Securities sold ...........................    $4,022,755
    Shares of the Fund sold ...................         1,439
    Dividends and interest ....................        74,208         4,098,402
                                                                   ------------
                                                                    354,336,796
                                                                   ------------
LIABILITIES
  Payable for:
    Securities purchased ......................     3,788,731
    Shares of the Fund redeemed ...............       897,000         4,685,731
                                                                   ------------
  Accrued expenses:
    Management fees ...........................       297,097
    Trustees' fees ............................         9,504
    Accounting and Administration .............         4,918
    Transfer Agent fees .......................        28,644
    Other expenses ............................        16,451           356,614
                                                                   ------------
                                                                      5,042,345
                                                                   ------------
NET ASSETS ..................................................      $349,294,451
                                                                   ============
  Net Assets consist of:
    Capital paid-in .........................................      $410,365,888
    Net investment loss .....................................        (1,324,362)
    Accumulated net realized loss ...........................      (118,446,246)
    Unrealized appreciation on investments -- net ...........        58,699,171
                                                                   ------------
NET ASSETS ..................................................      $349,294,451
                                                                   ============

  Shares of beneficial interest outstanding, no par value ...        17,764,848
                                                                   ============
 Net asset value per share* .................................            $19.66
                                                                   ============
*Shares of the Fund are sold and redeemed at net asset value
($349,294,451 / 17,764,848).

                 See accompanying notes to financial statements.

                          CGM CAPITAL DEVELOPMENT FUND
-------------------------------------------------------------------------------

STATEMENT OF
OPERATIONS

Six Months Ended June 30, 2002
(unaudited)

INVESTMENT INCOME
  Income
    Dividends .................................................      $  753,185
    Interest ..................................................          13,276
                                                                   ------------
                                                                        766,461
                                                                   ------------
  Expenses
    Management fees ...........................................       1,830,354
    Trustees' fees ............................................          20,590
    Accounting and Administration .............................          29,500
    Custodian .................................................          45,285
    Transfer agent ............................................         108,782
    Audit and tax services ....................................          16,500
    Legal .....................................................          13,890
    Printing ..................................................          14,000
    Registration ..............................................          10,980
    Miscellaneous .............................................             942
                                                                   ------------
                                                                      2,090,823
                                                                   ------------
Net investment loss ..........................................       (1,324,362)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized loss on investments -- net ........................      (11,032,809)
  Unrealized appreciation -- net .............................       21,050,315
                                                                   ------------
  Net gain on investments ....................................       10,017,506
                                                                   ------------
NET CHANGE IN ASSETS FROM OPERATIONS .........................     $  8,693,144
                                                                   ============
                 See accompanying notes to financial statements.

                                CGM CAPITAL DEVELOPMENT FUND
-----------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
                                                                SIX MONTHS
                                                                  ENDED             YEAR ENDED
                                                              JUNE 30, 2002        DECEMBER 31,
                                                               (UNAUDITED)             2001
                                                              -------------        ------------
FROM OPERATIONS
  Net investment loss ....................................    $  (1,324,362)      $  (1,528,659)
  Net realized loss from investments .....................      (11,032,809)       (102,521,114)
  Unrealized appreciation (depreciation) .................       21,050,315         (16,422,234)
                                                              -------------       -------------
    Change in net assets from operations .................        8,693,144        (120,472,007)
                                                              -------------       -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ..................................                0                   0
                                                              -------------       -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares ...........................        2,501,621           8,401,542
  Net asset value of shares issued in connection with
    reinvestment of:
    Dividends from net investment income .................                0                   0
                                                              -------------       -------------
                                                                  2,501,621           8,401,542
  Cost of shares redeemed ................................      (15,265,313)        (58,418,537)
                                                              -------------       -------------
    Change in net assets derived from capital share
      transactions .......................................      (12,763,692)        (50,016,995)
                                                              -------------       -------------
  Total change in net assets .............................       (4,070,548)       (170,489,002)

NET ASSETS
  Beginning of period ....................................      353,364,999         523,854,001
                                                              -------------       -------------
  End of period (including net investment loss of
    $1,324,362 and $0, respectively) .....................    $ 349,294,451       $ 353,364,999
                                                              =============       =============
NUMBER OF SHARES OF THE FUND:
  Issued from sale of shares .............................          122,194             383,281
  Issued in connection with reinvestment of:
    Dividends from net investment income .................                0                   0
                                                              -------------       -------------
                                                                    122,194             383,281
    Redeemed .............................................         (748,307)         (2,849,840)
                                                              -------------       -------------
    Net change ...........................................         (626,113)         (2,466,559)
                                                              =============       =============

                         See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
                                     SIX MONTHS
                                        ENDED                                 YEAR ENDED DECEMBER 31,
                                    JUNE 30, 2002      ----------------------------------------------------------------------
                                     (UNAUDITED)         2001            2000            1999            1998            1997
For a share of the Fund outstanding
  throughout each period:
Net asset value at the
  beginning of period ........         $19.21          $25.12          $26.20          $24.95          $26.96          $29.08
                                       ------          ------          ------          ------          ------          ------
Net investment income (loss) .          (0.07)          (0.08)(a)        0.12(b)         0.12            0.11           (0.08)(a)
Dividends from net investment
  income .....................           --              --             (0.10)          (0.11)          (0.11)           --
Net realized and unrealized
  gain (loss) on investments .           0.52           (5.83)          (1.10)           1.80            2.18            7.04
Distribution from net realized
  gain .......................           --              --              --             (0.56)          (4.19)          (9.08)
                                       ------          ------          ------          ------          ------          ------
Net increase (decrease) in net
  asset value ................           0.45           (5.91)          (1.08)           1.25           (2.01)          (2.12)
                                       ------          ------          ------          ------          ------          ------
Net asset value at end of
  period .....................         $19.66          $19.21          $25.12          $26.20          $24.95          $26.96
                                       ======          ======          ======          ======          ======          ======

Total Return (%) .............            2.3           (23.5)           (3.8)            7.7             8.5            23.9

Ratios:
Operating expenses to average
net assets (%) ...............           1.14*           1.12            1.10            1.08            1.07            1.07
Net investment income (loss)
  to average net assets (%) ..          (0.72)*         (0.38)           0.46            0.46            0.39           (0.29)
Portfolio turnover (%) .......            184*            283             334             335             335             230
Net assets at end of period
  (in thousands) ($) .........       $349,294         353,365         523,854         632,537         703,418         722,673

(a) Per share net investment loss does not reflect the year's reclassification of permanent differences between book and tax basis net investment loss. See Note 1D.
(b) Per share net investment income has been calculated using the average shares outstanding during the period.
  * Computed on an annualized basis.

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2002
(unaudited)

1. The Fund is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Along with three other funds in a separate Trust, there are four CGM Funds. The Fund's objective is long-term capital appreciation. The Fund seeks to attain its objective by investing in the equity securities of a diverse group of companies and industries.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term investments having a maturity of sixty days or less are stated at amortized cost, which approximates value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date net of applicable foreign taxes. Interest income is recorded on the accrual basis. Net gain or loss on securities sold is determined on the identified cost basis. Dividend income received by the Fund from its investment in REITs may be comprised of ordinary income, capital gains, and return of capital.

C. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable income and net realized capital gains, within the prescribed time period. Accordingly, no provision for federal income tax has been made. At December 31, 2001, there were capital loss carryovers available to offset future realized gains of $4,310,582 expiring in year 2008 and $102,772,100 expiring in year 2009.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions are recorded by the Fund on the ex-dividend date. The classification of income and capital gains distributions is determined in accordance with income tax regulations. Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid-in capital. These differences are primarily related to net investment loss write off. Undistributed net investment income or accumulated net investment loss may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

E. INVESTMENT RISK -- There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

2. PURCHASES AND SALES OF SECURITIES -- For the six month period ended June 30, 2002, purchases and sales of securities other than United States government obligations and short-term investments aggregated $334,261,834 and $348,773,370, respectively. There were no purchases or sales of United States government obligations.

3. A. MANAGEMENT FEES -- During the six month period ended June 30, 2002, the Fund incurred management fees of $1,830,354 paid or payable to the Fund's investment adviser, Capital Growth Management Limited Partnership (CGM), certain officers and directors of which are also officers and trustees of the Fund. The management agreement provides for a fee at the annual rate of 1.00% on the first $500 million of the Fund's average daily net assets, 0.95% of the next $500 million and 0.80% of such assets in excess of $1 billion.

    B. OTHER EXPENSES -- CGM performs certain administrative, accounting and other services for the Fund. The expenses of those services, which are paid to CGM by the Fund, include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund; (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance; and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. The Accounting and Administration expense of $29,500, for the six month period ended June 30, 2002, is shown separately in the financial statements.

    C. TRUSTEES FEES AND EXPENSES -- The Fund does not pay any compensation directly to its officers or to any trustees who are directors, officers or employees of CGM, or any affiliate of CGM, (other than registered investment companies). For the six month period ended June 30, 2002 each other trustee was compensated by the CGM Funds with an annual fee of $37,000 plus travel expenses for each meeting attended. Of this amount, each fund is responsible for $3,000 per trustee plus an annual variable fee calculated based on the proportion of each fund's average net assets relative to the aggregate average net assets of the CGM Funds, which for the six month period ended June 30, 2002 was $2,478 per trustee for the Fund.

INVESTMENT ADVISER
CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110

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TELEPHONE NUMBERS

For information about:
[ ] Account Procedures and Status

[ ] Redemptions

[ ] Exchanges

    Call 800-343-5678

[ ] New Account Procedures

[ ] Prospectuses

[ ] Performance

    Call 800-345-4048

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MAILING ADDRESSES

FOR EXISTING ACCOUNTS

CGM Shareholder Services
c/o Boston Financial Data Services
P.O. Box 8511
Boston, MA 02266-8511

FOR NEW ACCOUNT APPLICATIONS ONLY

The CGM Funds
P.O. Box 449
Boston, MA 02117-0449
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This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

CQR2 02                                                      Printed in U.S.A.